Rule 497(e)
                                                       Registration No. 33-36317
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
California Daily Tax Free Income Fund, Inc.     Institutional Daily Income Fund
Connecticut Daily Tax Free Income Fund, Inc.    New Jersey Daily Municipal Income Fund, Inc.
Daily Tax Free Income Fund, Inc.                Pax World Money Market Fund, Inc.
Delafield Fund, Inc.
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(collectively the "Funds" and individually the "Fund")

                                            600 Fifth Avenue, New York, NY 10020
                                                                  (212) 830-5345
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                        SUPPLEMENT DATED JANUARY 11, 2006
          TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITONAL INFORMATION
                        OF EACH OF THE FUNDS LISTED ABOVE

On December 1, 2005, at a meeting of the Funds' Boards of Directors/Trustees, Edward A. Kuczmarksi was elected to serve as a Director/Trustee of the Funds effective January 1, 2006.

Mr. Kuczmarski will oversee eleven funds in the Reich & Tang complex and will also serve as a member of each Fund's audit committee and nominating committee. Mr. Kuczmarski, age 55, has served as a Certified Public Accountant and Partner of Hays & Company LLP since 1980 and also serves as Trustee of the Empire Builder Tax Free Bond Fund.


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